Exhibit 10.1.2

THE PROMISSORY NOTE REFERENCED HEREIN AND AMENDED HEREBY (THE “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE NOTE WAS ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT TO PROMISSORY NOTE

Principal Amount: $300,000	Original Issuance Date: May 24, 2021

THIS AMENDMENT, dated September 30, 2021 (this “Amendment”), to the PROMISSORY NOTE, issued on May 24, 2021 (the “Note”), is entered into by Cactus Acquisition Corp. 1 Limited, a Cayman Islands exempted company (the “Maker”), and Cactus Healthcare Management L.P., a Delaware limited partnership (the “Payee”).

WHEREAS, pursuant to the Note, the Maker has promised to pay the Payee (or its registered assigns or successors in interest), in lawful money of the United States of America, the principal sum of THREE HUNDRED THOUSAND DOLLARS ($300,000) or such lesser amount as shall have been advanced by Payee to Maker and that shall remain unpaid under the Note, subject to the terms and conditions described in the Note;

WHEREAS, the maturity date of the Note was set as the earlier of:  (i) September 30, 2021, or (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date, the “Maturity Date”); and

WHEREAS, the parties to the Note wish to extend the Maturity Date thereof pursuant to this Amendment.

NOW THEREFORE, for good and lawful consideration, the adequacy of which is acknowledged, the parties hereto hereby agree to amend the Note as follows:

1.Extension of Maturity Date. Section 1 of the Note is hereby amended and restated in its entirety in order to extend the Maturity Date as follows:

“1. Principal.  The entire unpaid principal balance of the Note shall be payable on the earlier of:  (i) December 31, 2021, or (ii) the date on which Maker consummates an initial public offering of its securities (such earlier date, the “Maturity Date”).  The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.”

2.Full Force and Effect. Other than as amended hereby, the parties acknowledge that the Note remains in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker and Payee, intending to be legally bound hereby, have caused this Amendment to Promissory Note to be duly executed as of the 30th day of September, 2021.

MAKER:

Cactus Acquisition Corp. 1 Limited

By:	/s/ Ofer Gonen
	Name:	Ofer Gonen
	Title:	Chief Executive Officer

PAYEE:

Cactus Healthcare Management L.P.

By:	Cactus Healthcare Management LLC, its sole General Partner

By:	/s/ Steven T. Wills
	Name:	Steven T. Wills
	Title:	Secretary